[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2001

MuniVest
Fund II, Inc.

www.mlim.ml.com

      MUNIVEST FUND II, INC.

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                     Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                                        MuniVest Fund II, Inc., October 31, 2001

DEAR SHAREHOLDER

For the year ended October 31, 2001, the Common Stock of MuniVest Fund II, Inc. earned $0.811 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.67%, based on a month-end net asset value of $14.29 per share. During the same period, the total investment return on the Fund's Common Stock was +14.06%, based on a change in per share net asset value from $13.32 to $14.29, and assuming reinvestment of $0.803 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +8.49%, based on a change in per share net asset value from $13.58 to $14.29, and assuming reinvestment of $0.413 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.80% for Series A, 2.42% for Series B and 2.65% for Series C.

The Municipal Market Environment

Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of recent interest rate declines has already occurred. The combination of Federal Reserve Board activity thus far in 2001 and recent Federal fiscal stimulus should eventually restore US economic activity. Consequently, we have maintained the neutral position we adopted earlier this year. While this position has prevented us from taking advantage of potential short-term trading opportunities, it has allowed us to avoid widely fluctuating asset valuations associated with market volatility.

However, our fully invested position allowed the Fund to participate in recent market appreciation. Also, remaining fully invested has enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies. It is likely that our present neutral position will be maintained for the remainder of this year as no significant economic recovery is expected until sometime in 2002. However, should current economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 400 basis points decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the


                                     2 & 3

                                        MuniVest Fund II, Inc., October 31, 2001

Fund's borrowing cost into the 2% range. This decline in combination with a steep tax-exempt yield curve has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield of the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in the MuniVest II Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

November 30, 2001

THE BENEFITS AND RISKS OF LEVERAGING

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

PROXY RESULTS

During the six-month period ended October 31, 2001, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                             Shares Voted     Shares Withheld
                                                                  For           From Voting
---------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Terry K. Glenn            18,723,751          879,717
                                    Cynthia A. Montgomery     18,746,461          857,007
                                    Charles C. Reilly         18,748,269          855,199
                                    Kevin A. Ryan             18,751,313          852,155
                                    Roscoe S. Suddarth        18,741,293          862,175
                                    Edward D. Zinbarg         18,749,975          853,493
---------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2001, MuniVest Fund II, Inc.'s Preferred Stock (Series A, B and C) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                             Shares Voted     Shares Withheld
                                                                  For           From Voting
---------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery,
   Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg as follows:

                                    Series A                     1,765              13
                                    Series B                     1,596               0
                                    Series C                     1,686              83
---------------------------------------------------------------------------------------------


                                     4 & 5

                                        MuniVest Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's     Face
STATE               Ratings  Ratings    Amount    Issue                                                                       Value
====================================================================================================================================
Alabama--0.6%         BBB    Baa2      $ 2,500   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                 International Corporation Project), AMT, Series A, 6.50% due 9/01/2025      $ 2,574
====================================================================================================================================
Arizona--1.4%         AAA    Aaa         2,315   Maricopa County, Arizona, Tempe Elementary Unified School District
                                                 Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                              2,920
                      AAA    Aaa         2,500   Mohave County, Arizona, Unified School District Number 1, Lake Havasu,
                                                 GO, Series A, 5.90% due 7/01/2006 (c)(g)                                      2,819
====================================================================================================================================
California--3.1%      A1+    NR*         8,000   California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                                 Gas and Electric), VRDN, Series C, 2.35% due 11/01/2026 (a)                   8,000
                      NR*    Aaa         2,000   California State, GO, Refunding, RIB, Series 470X, 9.69% due 2/01/2010
                                                 (d)(e)                                                                        2,633
                      AAA    Aaa         2,165   California Statewide Communities Development Authority, COP, Refunding,
                                                 6% due 8/15/2016 (h)                                                          2,449
====================================================================================================================================
Colorado--4.1%        NR*    Aa2           345   Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F, 8.625%
                                                 due 6/01/2025                                                                   367
                      NR*    Aa2         2,005   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series
                                                 A-2, 7.50% due 4/01/2031                                                      2,346
                      A      A2          5,940   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series C,
                                                 6.75% due 11/15/2022                                                          6,272
                                                 Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                 Improvement Fee):
                      NR*    NR*         3,025      Series A, 7.35% due 9/01/2031                                              2,989
                      NR*    NR*         1,000      Series B, 7% due 9/01/2031                                                 1,000
                      AAA    Aaa         3,000   Jefferson County, Colorado, School District Number R-001, GO, Refunding,
                                                 6.50% due 12/15/2011 (d)                                                      3,636
                      BB+    Ba1           645   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                 First Tier, Sub-Series D, 7.125% due 6/15/2041                                  662
====================================================================================================================================
Connecticut--0.5%     NR*    Baa3        2,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Refunding
                                                 Bonds, Sub-Series A, 5.50% due 9/01/2028                                      1,874
====================================================================================================================================
Florida--2.6%         AA-    A3          5,000   Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                                 (Wheelabrator), Series A, 5.50% due 12/01/2008                                5,401
                      BBB    Baa2        5,155   Escambia County, Florida, PCR (Champion International Corporation
                                                 Project), AMT, 6.90% due 8/01/2022                                            5,397
====================================================================================================================================
Georgia--2.5%         NR*    NR*         2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project),
                                                 7.90% due 12/01/2024                                                          1,987
                                                 Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      A      A2          5,620      Series W, 6.60% due 1/01/2018                                              6,700
                      A      A2            380      Series W, 6.60% due 1/01/2018 (i)                                            463
                      A      A2          1,250      Series X, 6.50% due 1/01/2020                                              1,485
====================================================================================================================================
Idaho--0.5%           NR*    Aaa         1,805   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                                 E-2, 6.90% due 1/01/2027                                                      1,967
====================================================================================================================================
Illinois--16.0%       AAA    Aaa         4,715   Chicago, Illinois, Board of Education, GO, Refunding (School Reform),
                                                 Series A, 5.43%** due 12/01/2023 (c)                                          1,454
                      AA-    Aa3         6,925   Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas), Series A,
                                                 6.875% due 3/01/2015                                                          7,156
                      AAA    Aaa         2,875   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                                 3/01/2032 (j)(k)                                                              3,273
                      AAA    Aaa         2,385   Cook County, Illinois, Community High School District Number 219, Niles
                                                 Township, GO, 6% due 12/01/2017 (c)                                           2,666
                      AAA    Aaa         2,000   Cook County, Illinois, GO, Refunding, Capital Improvement, 6.50% due
                                                 11/15/2009 (c)                                                                2,359
                      AAA    Aaa         1,540   Cook County, Illinois, Wheeling Community Consolidated School District
                                                 Number 21, GO, 5.40%** due 12/01/2020 (h)                                       569
                      AA     Aa1         2,400   Illinois HDA, Residential Mortgage Revenue Bonds, RIB, AMT, 6.874% due
                                                 2/01/2018 (e)                                                                 2,456
                                                 Illinois HDA, Revenue Refunding Bonds (M/F Program):
                      A+     A1          6,500      Series 5, 6.75% due 9/01/2023                                              6,849
                      A+     A1          6,900      Series A, 7.375% due 7/01/2017                                             7,296
                      A1     VMIG1@      1,700   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                 (Resurrection Health Care), VRDN, Series A, 2.05% due 5/15/2029 (a)(h)        1,700
                      AAA    Aaa         3,000   Illinois State, GO, First Series, 5.25% due 11/01/2009 (c)                    3,291
                      AAA    Aa2         2,000   Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                   2,299
                      NR*    Aaa         3,850   Kane, Cook and Du Page Counties, Illinois, Elgin School District Number
                                                 46, GO, 6.375% due 1/01/2018 (h)                                              4,400
                                                 McLean and Woodford Counties, Illinois, Community Unit, School District
                                                 Number 005, GO, Refunding (h):
                      NR*    Aaa         2,345      6.25% due 12/01/2014                                                       2,767
                      NR*    Aaa         2,000      6.375% due 12/01/2016                                                      2,352
                      AAA    Aaa         2,545   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                                 Revenue Refunding Bonds (McCormick), Series A, 5.50%** due 6/15/2022 (d)        860
                                                 Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA    Aaa         1,500      Series A, 7.20% due 11/01/2020 (b)                                         1,928
                      AAA    Aaa         7,000      Series A, 6.70% due 11/01/2021 (c)                                         8,721
                      AAA    Aaa         1,000      Series C, 7.10% due 6/01/2004 (c)(g)                                       1,131
                      AAA    Aaa         2,500      Series C, 7.75% due 6/01/2020 (c)                                          3,400
====================================================================================================================================
Indiana--10.9%                                   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A:
                      AAA    NR*         2,750      6.875% due 2/01/2012                                                       3,095
                      AAA    NR*         5,750      6.75% due 2/01/2017                                                        6,465
                      NR*    Aaa         5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                                 due 1/01/2017 (f)                                                             5,713
                                                 Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A:
                      AA     Aa2           470      7.25% due 6/01/2015 (i)                                                      583
                      AA     Aa2         1,530      7.25% due 6/01/2015                                                        1,939
                      AA     Aa2         3,775      6.80% due 12/01/2016                                                       4,631
                                                 Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                 Refunding Bonds, Series D:
                      AA     NR*         8,750      6.75% due 2/01/2014                                                       10,600
                      AA     NR*        11,800      6.75% due 2/01/2020                                                       12,610
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     6 & 7

                                        MuniVest Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's     Face
STATE               Ratings  Ratings    Amount    Issue                                                                       Value
====================================================================================================================================
Louisiana--5.2%       NR*    A3        $ 2,000   Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                 Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                                 8/15/2022                                                                   $ 2,129
                      AAA    Aaa         5,000   Louisiana Local Government, Environmental Facilities, Community
                                                 Development Authority Revenue Bonds (Capital Projects and Equipment
                                                 Acquisition), Series A, 6.30% due 7/01/2030 (b)                               6,036
                      BB-    NR*        10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                 Project), 6.50% due 1/01/2017                                                 9,792
                      BBB    Baa2        3,600   Sabine River Authority, Louisiana, Water Facilities Revenue Refunding
                                                 Bonds (International Paper Company), 6.20% due 2/01/2025                      3,691
====================================================================================================================================
Maine--0.3%           AA+    Aa2         1,330   Maine State Housing Authority, Mortgage Purchase Revenue Bonds, AMT,
                                                 Series C-2, 6.875% due 11/15/2023                                             1,396
====================================================================================================================================
Maryland--1.1%                                   Maryland State Energy Financing Administration, Solid Waste Disposal
                                                 Revenue Bonds, AMT:
                      A1+    VMIG1@      1,200      (Cimenteries Project), VRDN, 2.20% due 5/01/2035 (a)                       1,200
                      A-     NR*         2,000      Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016     2,130
                      AAA    Aaa         1,000   Maryland State Health and Higher Educational Facilities Authority Revenue
                                                 Bonds (University of Maryland Medical System), Series B, 7% due
                                                 7/01/2022 (c)                                                                 1,282
====================================================================================================================================
Massachusetts--2.9%   AA-    Aa2         1,000   Massachusetts State College Building Authority Project, Revenue Refunding
                                                 Bonds, Senior Series A, 7.50% due 5/01/2011                                   1,274
                      AA     Aa3         6,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                 6.50% due 7/15/2019                                                           7,272
                      AAA    Aaa         3,000   Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                                 Series A, 6% due 8/01/2016 (c)                                                3,391
====================================================================================================================================
Michigan--2.3%        AA-    NR*         2,355   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                                 6.65% due 4/01/2023                                                           2,445
                      AA+    NR*           915   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                                 6/01/2026 (f)                                                                   917
                      AA     Aa2         5,775   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                 (Ascension Health Credit), Series A, 6.125% due 11/15/2026                    6,135
====================================================================================================================================
Minnesota--1.1%                                  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                      AA+    Aa1         1,820      Series L, 6.70% due 7/01/2020                                              1,905
                      AA+    Aa1         2,685      Series M, 6.70% due 7/01/2026                                              2,805
====================================================================================================================================
Mississippi--1.5%     NR*    P1          1,300   Jackson County, Mississippi, Port Facility Revenue Refunding Bonds
                                                 (Chevron U.S.A. Inc. Project), VRDN, 2.10% due 6/01/2023 (a)                  1,300
                      AAA    NR*         3,875   Mississippi State, GO, Refunding, DRIVERS, Series 169, 9.59% due
                                                 9/01/2011 (e)(h)                                                              5,179
====================================================================================================================================
Missouri--0.5%        AAA    NR*         1,855   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                 Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (j)                2,129
====================================================================================================================================
Nebraska--1.5%                                   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                 AMT (j):
                      AAA    NR*         2,235      Series C, 6.30% due 9/01/2028 (k)                                          2,340
                      AAA    NR*         3,835      Series D, 6.45% due 3/01/2028                                              4,042
====================================================================================================================================
Nevada--2.3%          NR*    Aaa         4,545   Clark County, Nevada, School District, GO, RIB, Series 378, 9.56% due
                                                 6/15/2015 (d)(e)                                                              5,989
                      AAA    Aaa           995   Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior Series
                                                 E, 7% due 10/01/2019 (f)                                                      1,043
                      AAA    Aaa         2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific
                                                 Power Company), AMT, 6.65% due 12/01/2017 (b)                                 2,634
====================================================================================================================================
New Jersey--2.7%      NR*    Aa1         4,000   New Jersey State, GO, RIB, Series 316, 9.74% due 5/01/2013 (e)                5,281
                      AAA    Aaa         2,700   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                 Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                        2,855
                      AAA    NR*         2,500   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                                 DRIVERS, Series 193, 9.76% due 1/01/2012 (d)(e)                               3,319
====================================================================================================================================
New York--6.5%        NR*    Aa2         3,375   New York City, New York, City Transitional Finance Authority Revenue
                                                 Bonds, RIB, Series 283, 10.29% due 11/15/2015 (e)                             4,287
                                                 New York City, New York, GO, Refunding, Series A:
                      AAA    NR*         3,530      6.50% due 5/15/2012                                                        4,211
                      AAA    Aaa         5,000      6.375% due 5/15/2015 (c)                                                   5,801
                      AAA    NR*         7,000   New York State Dormitory Authority, Revenue Refunding Bonds, RIB,
                                                 Series 305, 9.84% due 5/15/2015 (d)(e)                                        8,920
                      AAA    Aaa         3,500   New York State Urban Development Corporation, Revenue Refunding Bonds
                                                 (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (h)          4,190
====================================================================================================================================
North Carolina--1.8%                             North Carolina Eastern Municipal Power Agency, Power System Revenue
                                                 Refunding Bonds (d):
                      AAA    Aaa         2,730      Series A, 6% due 1/01/2006                                                 3,015
                      AAA    Aaa         3,875      Series B, 7% due 1/01/2008                                                 4,553
====================================================================================================================================
Pennsylvania--1.7%    NR*    Aaa         2,000   Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                 Bonds, RIB, Series 396, 9.72% due 1/01/2019 (e)(h)                            2,452
                      AAA    Aaa         2,040   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                 6.125% due 12/15/2010 (d)(g)                                                  2,332
                      AAA    Aaa         2,230   Pennsylvania State Turnpike Commission Revenue Bonds, 5% due 7/15/2010 (b)    2,411
====================================================================================================================================
South Carolina--2.1%  AAA    Aaa         2,725   Clemson University, South Carolina, University Revenue Bonds, 6.25% due
                                                 5/01/2015 (b)                                                                 3,118
                      BBB    Baa2        3,000   Richland County, South Carolina, Solid Waste Disposal Facilities Revenue
                                                 Bonds (Union Camp Corporation Project), AMT, Series B, 7.125% due 9/01/2021   3,065
                      NR*    Aa2           640   South Carolina Housing Finance and Development Authority, Mortgage Revenue
                                                 Bonds, AMT, Series A, 6.70% due 7/01/2027                                       668
                      BBB-   NR*         2,000   South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention Center),
                                                 Series A, 6.625% due 4/01/2036                                                2,016
====================================================================================================================================
Texas--10.9%                                     Austin, Texas, Convention Enterprises Inc., Convention Center Revenue
                                                 Bonds:
                      BBB-   Baa3        4,510      First Tier, Series A, 6.70% due 1/01/2032                                  4,615
                      AA     Aa3         3,500      Trust Certificates, Second Tier, Series B, 6% due 1/01/2023                3,702
                      NR*    Aaa         5,430   Frisco, Texas, Independent School District, GO, Refunding, 5.284%** due
                                                 8/15/2028                                                                     1,300
                      AA-    Aa3         2,500   Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                                 Facility Revenue Bonds (E.I. du Pont de Nemours and Company Project),
                                                 AMT, 6.40% due 4/01/2026                                                      2,678
                      NR*    NR*         1,500   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Bonds (Memorial Hospital System Project), Series A, 6.60% due
                                                 6/01/2004 (g)                                                                 1,674
                      NR*    Aa3         5,000   Harris County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds, RITR, Series 6, 8.745% due 12/01/2027 (e)(i)                 6,217
                                                 Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding Bonds
                                                 (Convention Center), Series B (b):
                      AAA    Aaa         6,720      5.46%** due 9/01/2023                                                      2,113
                      AAA    Aaa         6,980      5.50%** due 9/01/2024                                                      2,072


                                     8 & 9

                                        MuniVest Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's     Face
STATE               Ratings  Ratings    Amount    Issue                                                                      Value
====================================================================================================================================
Texas                 AAA    Aaa       $ 2,425   Jefferson County, Texas, GO, 6.25% due 8/01/2015 (h)                       $  2,782
(concluded)           NR*    Aaa         3,500   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, DRIVERS,
                                                 Series 166, 9.553% due 5/15/2009 (e)(h)                                       4,477
                      AAA    Aaa         1,000   Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                 Environmental Revenue Bonds (Mobil Oil Refining Corporation Project),
                                                 AMT, 6.35% due 4/01/2026                                                      1,071
                      AAA    Aaa         1,800   North East, Texas, Independent School District, GO, 6.50% due 10/01/2009      2,121
                      NR*    Aa1         3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469X,
                                                 9.11% due 2/01/2014 (e)                                                       4,494
                      AAA    Aaa         2,850   Williamson County, Texas, GO, Series A, 6% due 8/15/2013 (h)                  3,248
                      AAA    Aaa         2,735   Ysleta, Texas, Independent School District Public Facility Corporation,
                                                 School Facility Lease Revenue Bonds, 6% due 11/15/2009 (b)(g)                 3,167
====================================================================================================================================
Virginia--0.8%        BBB    Baa2        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                 Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024      3,193
====================================================================================================================================
Washington--8.6%      AAA    Aaa         2,425   Chelan County, Washington, Public Utility District Number 001,
                                                 Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT, Series D, 6.35%
                                                 due 7/01/2028 (d)                                                             2,639
                      AAA    Aaa         3,245   Douglas County, Washington, Public Utility District Number 001, Wells
                                                 Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)                   3,577
                      NR*    NR*         1,000   Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                                 Airlines Project), AMT, 7.25% due 4/01/2030                                     804
                      AAA    Aaa         5,665   Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A,
                                                 5.50% due 1/01/2009 (h)                                                       6,230
                      AAA    Aaa         5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 9.505% due
                                                 1/01/2014 (e)(h)                                                              6,181
                      AA     NR*         2,200   Washington State Health Care Facilities Authority Revenue Bonds (Kadlec
                                                 Medical Center), 6% due 12/01/2030                                            2,308
                                                 Washington State Public Power Supply System, Revenue Refunding Bonds,
                                                 Series B:
                      AA-    Aa1         4,950      (Nuclear Project No. 1), 7.25% due 7/01/2009                               5,807
                      AA-    Aa1         5,000      (Nuclear Project No. 1), 7.125% due 7/01/2016                              6,271
                      AAA    Aaa         1,900      (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                          2,383
====================================================================================================================================
Wisconsin--0.8%       AA     Aa2           555   Wisconsin Housing and Economic Development Authority, Home Ownership
                                                 Revenue Refunding Bonds, AMT, Series D, 6.65% due 7/01/2025                     584
                      AAA    Aaa         2,500   Wisconsin State, GO, Refunding, Series 1, 5.50% due 5/01/2012 (d)             2,805
====================================================================================================================================
Wyoming--1.9%         BBB-   Baa2        5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                 Corp. Project), AMT, Series B, 6.90% due 9/01/2024                            5,165
                      AA     Aa2         1,500   Wyoming Community Development Authority, S/F Mortgage Revenue Bonds,
                                                 AMT, Series H, 7.10% due 6/01/2012 (a)(f)                                     1,557
                      AA     Aa2         1,305   Wyoming Community Development Authority, S/F Mortgage Revenue Refunding
                                                 Bonds, Series B, 6.70% due 6/01/2017                                          1,308
====================================================================================================================================
                      Total Investments (Cost--$382,378)--98.7%                                                              413,997
                      Other Assets Less Liabilities--1.3%                                                                      5,550
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $419,547
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(f)   FHA Insured.
(g)   Prerefunded.
(h)   FSA Insured.
(i)   Escrowed to maturity.
(j)   FNMA/GNMA Collateralized.
(k)   FHLMC Collateralized.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................    47.8%
AA/Aa ...............................................................    28.0
A/A .................................................................     8.0
BBB/Baa .............................................................     7.5
BB/Ba ...............................................................     2.5
NR (Not Rated) ......................................................     2.0
Other* ..............................................................     2.9
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                    10 & 11

                                        MuniVest Fund II, Inc., October 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 2001
===============================================================================================================================
Assets:        Investments, at value (identified cost--$382,377,762) ......................                        $413,997,221
               Cash .......................................................................                              50,750
               Receivables:
                 Interest .................................................................     $   7,814,468
                 Securities sold ..........................................................         5,456,444        13,270,912
                                                                                                -------------
               Prepaid expenses and other assets ..........................................                              33,799
                                                                                                                   ------------
               Total assets ...............................................................                         427,352,682
                                                                                                                   ------------
===============================================================================================================================
Liabilities:   Payables:
                 Securities purchased .....................................................         7,271,226
                 Dividends to shareholders ................................................           292,181
                 Investment adviser .......................................................           177,511         7,740,918
                                                                                                -------------
               Accrued expenses and other liabilities .....................................                              64,832
                                                                                                                   ------------
               Total liabilities ..........................................................                           7,805,750
                                                                                                                   ------------
===============================================================================================================================
Net Assets:    Net assets .................................................................                        $419,546,932
                                                                                                                   ============
===============================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (5,400 shares of AMPS* issued
                 and outstanding at $25,000 per share liquidation preference) .............                        $135,000,000
                 Common Stock, par value $.10 per share (19,907,055 shares issued and
                 outstanding) .............................................................     $   1,990,705
               Paid-in capital in excess of par ...........................................       277,543,466
               Undistributed investment income--net .......................................         2,488,143
               Accumulated realized capital losses on investments--net ....................       (29,094,841)
               Unrealized appreciation on investments--net ................................        31,619,459
                                                                                                -------------
               Total--Equivalent to $14.29 net asset value per share of Common Stock
               (market price--$13.69) .....................................................                         284,546,932
                                                                                                                   ------------
               Total capital ..............................................................                        $419,546,932
                                                                                                                   ============
===============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 2001
================================================================================================================
Investment           Interest and amortization of premium and discount earned ..                    $ 23,325,314
Income:
================================================================================================================
Expenses:            Investment advisory fees ..................................     $2,058,649
                     Commission fees ...........................................        315,396
                     Accounting services .......................................        114,777
                     Professional fees .........................................         89,042
                     Transfer agent fees .......................................         61,730
                     Printing and shareholder reports ..........................         34,664
                     Listing fees ..............................................         31,500
                     Custodian fees ............................................         30,856
                     Directors' fees and expenses ..............................         28,520
                     Pricing fees ..............................................         18,665
                     Other .....................................................         38,368
                                                                                     ----------
                     Total expenses ............................................                       2,822,167
                                                                                                    ------------
                     Investment income--net ....................................                      20,503,147
                                                                                                    ------------
================================================================================================================
Realized &           Realized gain on investments--net .........................                       2,408,248
Unrealized Gain on   Change in unrealized appreciation on investments--net .....                      16,792,660
Investments--Net:                                                                                   ------------
                     Net Increase in Net Assets Resulting from Operations ......                    $ 39,704,055
                                                                                                    ============
================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      October 31,
                                                                                           --------------------------------
                Increase (Decrease) in Net Assets:                                              2001               2000
===========================================================================================================================
Operations:     Investment income--net ...............................................     $  20,503,147      $  20,597,271
                Realized gain (loss) on investments--net .............................         2,408,248         (8,420,590)
                Change in unrealized appreciation/depreciation on investments--net ...        16,792,660         19,269,130
                                                                                           -------------      -------------
                Net increase in net assets resulting from operations .................        39,704,055         31,445,811
                                                                                           -------------      -------------
===========================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Stock .......................................................       (15,985,366)       (15,726,573)
                  Preferred Stock ....................................................        (4,341,186)        (5,525,154)
                                                                                           -------------      -------------
                Net decrease in net assets resulting from dividends to shareholders ..       (20,326,552)       (21,251,727)
                                                                                           -------------      -------------
===========================================================================================================================
Net Assets:     Total increase in net assets .........................................        19,377,503         10,194,084
                Beginning of year ....................................................       400,169,429        389,975,345
                                                                                           -------------      -------------
                End of year* .........................................................     $ 419,546,932      $ 400,169,429
                                                                                           =============      =============
===========================================================================================================================
               *Undistributed investment income--net .................................     $   2,488,143      $   2,311,548
                                                                                           =============      =============
===========================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                        MuniVest Fund II, Inc., October 31, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in
                     the financial statements.                                            For the Year Ended October 31,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2001       2000       1999       1998       1997
===================================================================================================================================
Per Share            Net asset value, beginning of year ...................... $  13.32   $  12.81   $  14.85   $  14.59   $  14.12
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net ..................................     1.02       1.04       1.05       1.08       1.13
                     Realized and unrealized gain (loss) on investments--net .      .97        .54      (2.05)       .26        .46
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations ........................     1.99       1.58      (1.00)      1.34       1.59
                                                                               --------   --------   --------   --------   --------
                     Less dividends to Common Stock shareholders from
                     investment income--net ..................................     (.80)      (.79)      (.82)      (.84)      (.88)
                                                                               --------   --------   --------   --------   --------
                     Effect of Preferred Stock:
                       Dividends to Preferred Stock shareholders from
                       investment income--net ................................     (.22)      (.28)      (.22)      (.24)      (.24)
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year ............................ $  14.29   $  13.32   $  12.81   $  14.85   $  14.59
                                                                               ========   ========   ========   ========   ========
                     Market price per share, end of year ..................... $  13.69   $ 11.625   $  11.75   $14.4375   $ 13.875
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share .........................   25.20%      5.93%    (13.49%)    10.37%     17.32%
Return:*                                                                       ========   ========   ========   ========   ========
                     Based on net asset value per share ......................   14.06%     11.33%     (8.31%)     7.96%     10.31%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses** ........................................    1.02%      1.08%      1.01%       .96%      1.00%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:     Total investment income--net** ..........................    7.42%      8.00%      7.36%      7.32%      7.78%
                                                                               ========   ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders .....    1.57%      2.15%      1.53%      1.61%      1.64%
                                                                               ========   ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders ....    5.85%      5.85%      5.83%      5.71%      6.14%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses ..........................................     .69%       .71%       .68%       .66%       .68%
Total Average                                                                  ========   ========   ========   ========   ========
Net Assets:**+       Total investment income--net ............................    4.98%      5.24%      4.99%      5.06%      5.30%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ...............    3.22%      4.08%      3.22%      3.52%      3.50%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year (in
Data:                thousands) .............................................. $284,547   $265,169   $254,975   $295,621   $290,345
                                                                               ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year (in thousands) . $135,000   $135,000   $135,000   $135,000   $135,000
                                                                               ========   ========   ========   ========   ========
                     Portfolio turnover ......................................   87.80%    110.66%    114.06%    140.55%     57.80%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ............................... $  3,108   $  2,964   $  2,889   $  3,190   $  3,151
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends            Series A--Investment income--net ........................ $    793   $  1,067   $    816   $    897   $    880
Per Share on                                                                   ========   ========   ========   ========   ========
Preferred Stock      Series B--Investment income--net ........................ $    834   $    990   $    810   $    875   $    872
Outstanding:                                                                   ========   ========   ========   ========   ========
                     Series C--Investment income--net ........................ $    784   $  1,012   $    786   $    869   $    869
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the


                                    14 & 15

                                        MuniVest Fund II, Inc., October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $49,772 increase to the cost of securities and a corresponding $49,772 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $18 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $16,831 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $339,806,770 and $340,145,646, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments .................         $ 3,374,111          $31,619,459
Financial futures contracts ...........            (965,863)                  --
                                                -----------          -----------
Total .................................         $ 2,408,248          $31,619,459
                                                ===========          ===========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $31,618,921, of which $32,709,396 related to appreciated securities and $1,090,475 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $382,378,300.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2001 and October 31, 2000 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 2.00%; Series B, 1.85%; and Series C, 1.85%.

Shares issued and outstanding during the years ended October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $147,257 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $25,672,000, of which $5,950,000 expires in 2003, $10,964,000 expires in 2007 and $8,758,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072500 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.


                                    16 & 17

                                        MuniVest Fund II, Inc., October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 7, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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